                                                                 EXHIBIT 99.6(b)
[LOGO] KEYSTONE
       INVESTMENTS

       200 Berkeley Street
       Boston, Massachusetts 02116-5034


             Dealer No._________________________________________________________

             (Please indicate Exchange Membership(s), if any.)__________________

             -------------------------------------------------------------------

             Effective Date_____________________________________________________

             CLASS A AND B SHARES


To Whom It May Concern:

    Keystone Investment Distributors Company ("the Company"), principal underwriter, invites you to participate in the distribution of shares of the Keystone Fund Family, Classes A and B shares of the Keystone America Fund Family and other Funds ("Funds") designated by us which are currently or hereafter underwritten by the Company, subject to the following terms:

1. In the distribution and sale of shares, you shall not have authority to act as agent for the issuer, the Company or any other dealer in any respect in such transactions. All orders are subject to acceptance by us and become effective only upon confirmation by us. The Company reserves the unqualified right not to accept any specific order for the purchase or exchange of shares.

2. You will offer and sell shares of the Funds other than Class A shares of the Keystone America Funds only at their respective net asset values in accordance with the terms and conditions of a current prospectus of the Fund whose shares you offer. With respect to Class A shares of the Keystone America Funds and other Funds designated by us, you will offer and sell such shares at the public offering price described in a current prospectus of the Fund whose shares you offer. You will offer shares only on a forward pricing basis, i.e. orders for the purchase or repurchase of shares accepted by you prior to the close of the New York Stock Exchange and placed with us the same day prior to the close of our business day, 5:00 p.m. Eastern Time, and orders to exchange shares of one Fund for shares of another Fund eligible for exchange placed with us prior to 3:00 p.m. Eastern Time, shall be confirmed at the closing price for that business day. You agree to place orders for shares only with us and at such closing price. You further agree to confirm the transaction with your customer at the price confirmed in writing by us. In the event of a difference between verbal and written price confirmations, the written confirmations shall be considered final. Prices of the Funds' shares are computed by and are subject to withdrawal by the Funds in accordance with their current respective prospectuses. You agree to place orders with us only through your central order department unless we accept your written Power of Attorney authorizing others to place orders on your behalf.

3. So long as this agreement remains in effect, we will pay you commissions on sales of shares of the Funds and service fees, all in accordance with the Schedule of Commissions and Service Fees ("Schedule") attached hereto and made a part hereof, effective June 1, 1995, which Schedule may be modified from time to time or rescinded by us, in either case without prior notice. You shall have no vested right to receive any continuing service fees, other fees, or other commissions which we may elect to pay to you from time to time on shares previously sold by you. You agree not to share or rebate any portion of such commissions or to otherwise grant any concessions, discounts or other allowances to any person who is not a broker or dealer actually engaged in the investment banking or securities business. You will receive commissions in accordance with the attached Schedule on all purchase transactions in shareholder accounts (excluding reinvestment of income dividends and capital gains distributions) for which you are designated as Dealer of Record except where we determine that any such purchase was made with the proceeds of a redemption or repurchase of shares of the same Fund or another Fund whether or not the transaction constitutes the exercise of the exchange privilege. Commissions will be paid to you twice a month.

    You hereby authorize us to act as your agent in connection with all transactions in shareholder accounts in which you are designated as Dealer of Record. All designations of Dealer of Record and all authorizations of the Company to act as your Agent shall cease upon the termination of this Agreement, or upon the shareholder's instruction to transfer his or her account to another Dealer of Record.

4. Payment for all shares purchased from us shall be made to the Company and shall be received by the Company within ten business days after the acceptance of your order or such shorter time as may be required by law. If such payment is not received by us, we reserve the right, without prior notice, forthwith to cancel the sale, or, at our option, to sell the shares ordered by you back to the Fund concerned in which latter case we may hold you responsible for any loss, including loss of profit, suffered by us or by the Fund resulting from your failure to make payment as aforesaid.

5. You agree to purchase shares of the Funds only from us or from your customers. If you purchase shares from us, you agree that all such purchases shall be made only to cover orders already received by you from your customers, or for your own bonafide investment without a view to resale. If you purchase shares from your customers, you agree to pay such customers the applicable net asset value per share less any contingent deferred sales charge that would be applicable if such shares were then tendered for redemption in accordance with the then current applicable prospectus ("repurchase price").

6.  You will sell shares only --

          (a) to your clients at the prices described in paragraph 2 above; or
          (b) to us as agent for the Funds at the repurchase price. In such a sale to us, you may act either as principal for your own account or as agent for your customer. If you act as principal for your own account in purchasing shares for resale to us, you agree to pay your customer not less than nor more than the repurchase price which you receive from us. If you act as agent for your customer in selling shares to us, you agree not to charge your customer more than a fair commission for handling the transaction.

7. You shall not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding.

8.  We will not accept from you any conditional orders for shares.

9. If any shares sold to you under the terms of this agreement are repurchased by a Fund, or are tendered for redemption, within seven business days after the date of our confirmation of the original purchase by you, it is agreed that you shall forfeit your right to any commissions on such sales even though the shareholder may be charged a contingent deferred sales charge by the Fund.

    We will notify you of any such repurchase or redemption within the next ten business days after the date on which the certificate or written request for redemption is delivered to us or to the Fund, and you shall forthwith refund to us the full amount of any commission you received on such sale. We agree, in the event of any such repurchase or redemption, to refund to the Fund any commission we retained on such sale and, upon receipt from you of the commissions paid to you, to pay such commissions forthwith to the Fund.

10. Shares sold to you hereunder shall not be issued in certificate form or otherwise until payment has been received by the Fund concerned. If transfer instructions are not received from you within 15 days after our acceptance of your order, the Company reserves the right to instruct the transfer agent for the Fund concerned to register a certificate for the shares sold to you in your name and forward such certificate to you. You agree to hold harmless and indemnify the Company, the Fund and its transfer agent for any loss or expense resulting from such registration.

11. No person is authorized to make any representations concerning shares of the Funds except those contained in the current applicable prospectuses and in sales literature issued by us supplemental to such prospectuses. In purchasing shares from us you shall rely solely on the representations contained in the appropriate prospectus and in such sales literature. We will furnish additional copies of the current prospectuses and such sales literature and other releases and information issued by us in reasonable quantities upon request. You agree that you will in all respects duly conform with all laws and regulations applicable to the sale of shares of the Funds and will indemnify and hold harmless the Funds, their directors and trustees and the Company from any damage or expenses on account of any wrongful act by you, your representatives, agents or sub-agents in connection with any orders or solicitation of orders of shares of the Funds by you, your representatives, agents or sub-agents.

12. Each party hereto represents that it is a member of the National Association of Securities Dealers, Inc., and agrees to notify the other should it cease to be a member of such Association and agrees to the automatic termination of this agreement at that time. It is further agreed that all rules or regulations of said Association now in effect or hereafter adopted, which are binding upon underwriters and dealers in the distribution of the securities of open-end investment companies, shall be deemed to be a part of this agreement to the same extent as if set forth in full herein.

13. You will not offer the Funds for sale in any State where they are not qualified for sale under the Blue Sky Laws and regulations of such State or where you are not qualified to act as a dealer, except for States in which they are exempt from qualification.

14. This agreement supersedes and cancels any prior agreement with respect to the sales of shares of any of the Funds underwritten by the Company and the Company reserves the right to amend this agreement at any time and from time to time.

15. This agreement shall be effective upon acceptance by us in Boston, Massachusetts and all sales hereunder are to be made, and title to shares of the Funds shall pass, in Boston. This agreement is made in the Commonwealth of Massachusetts and shall be interpreted in accordance with the laws of Massachusetts.

16. All communications to the Company should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

17. Either party may terminate this agreement at any time by written notice to the other party.




Signed:                               Accepted:

----------------------------------    Boston, MA (USA) as of June 1, 1995
     Dealer or Broker Name

----------------------------------    KEYSTONE INVESTMENT DISTRIBUTORS COMPANY
           Address                    200 Berkeley Street, Boston, MA 02116-5034

----------------------------------    -----------------------------------------
        Authorized Signature                      Authorized Signature

[LOGO] KEYSTONE
       INVESTMENTS

       200 Berkeley Street
       Boston, Massachusetts 02116-5034


             Dealer No._________________________________________________________

             (Please indicate Exchange Membership(s), if any.)__________________

             -------------------------------------------------------------------

             Effective Date_____________________________________________________

             CLASS C SHARES


To Whom It May Concern:

    Keystone Investment Distributors Company ("the Company"), principal underwriter, invites you to participate in the distribution of Class C shares of the Keystone America Fund Family, Keystone Liquid Trust and other Funds ("Funds") designated by us which are currently or hereafter underwritten by the Company, subject to the following terms:

1. In the distribution and sale of shares, you shall not have authority to act as agent for the issuer, the Company or any other dealer in any respect in such transactions. All orders are subject to acceptance by us and become effective only upon confirmation by us. The Company reserves the unqualified right not to accept any specific order for the purchase or exchange of shares.

2. You will offer and sell Class C shares of the Funds only at their respective net asset values in accordance with the terms and conditions of a current prospectus of the Fund whose shares you offer. You will offer shares only on a forward pricing basis i.e. orders for the purchase or repurchase of shares accepted by you prior to the close of the New York Stock Exchange and placed with us the same day prior to the close of our business day, 5:00 p.m. Eastern Time, and orders to exchange shares of one Fund for shares of another Fund eligible for exchange placed with us prior to 3:00 p.m. Eastern Time, shall be confirmed at the closing price for that business day. You agree to place orders for shares only with us and at such closing price. You further agree to confirm the transaction with your customer at the price confirmed in writing by us. In the event of a difference between verbal and written price confirmations shall be considered final. Prices of the Funds' shares are computed by and are subject to withdrawal by the Funds in accordance with their current respective prospectuses. You agree to place orders with us only through your central order department unless we accept your written Power of Attorney authorizing others to place orders on your behalf.

3. So long as this agreement remains in effect, we will pay you commissions on sales of shares of the Funds and service fees, all in accordance with the Schedule of Commissions and Service Fees ("Schedule") attached hereto and made a part hereof, effective June 1, 1995, which Schedule may be modified from time to time or rescinded by us, in either case without prior notice. You shall have no vested right to receive any continuing service fees, other fees, or other commissions which we may elect to pay to you from time to time on shares previously sold by you. You agree not to share or rebate any portion of such commissions or to otherwise grant any concessions, discounts or other allowances to any person who is not a broker or dealer actually engaged in the investment banking or securities business. You will receive commissions in accordance with the attached Schedule on all purchase transactions in shareholder accounts (excluding reinvestment of income dividends and capital gains distributions) for which you are designated as Dealer of Record except where we determine that any such purchase was made with the proceeds of a redemption or repurchase of shares of the same Fund or another Fund whether or not the transaction constitutes the exercise of the exchange privilege. Commissions will be paid to you twice a month.

    You hereby authorize us to act as your agent in connection with all transaction in shareholder accounts in which you are designated as Dealer of Record. All designations of Dealer of Record and all authorizations of the Company to act as your Agent shall cease upon the termination of this Agreement, or upon the shareholder's instruction to transfer his or her account to another Dealer of Record.

4. Payment for all shares purchased from us shall be made to the Company and shall be received by the Company within ten business days after the acceptance of your order or such shorter time as may be required by law. If such payment is not received by us, we reserve the right, without prior notice, forthwith to cancel the sale, or, at our option, to sell the shares ordered by you back to the Fund concerned in which latter case we may hold you responsible for any loss, including loss of profit, suffered by us or by the Fund resulting from your failure to make payment as aforesaid.

5. You agree to purchase shares of the Funds only from us or from your customers. If you purchase shares from us, you agree that all such purchases shall be made only to cover orders already received by you from your customers, or for your own bonafide investment without a view to resale. If you purchase shares from your customers, you agree to pay such customers the applicable net asset value per share less any contingent deferred sales charge that would be applicable if such shares were then tendered for redemption in accordance with the then current applicable prospectus ("repurchase price").

6.  You will sell share only --

          (a) to your clients at the prices described in paragraph 2 above; or
          (b) to us as agent for the Funds at the repurchase price. In such a sale to us, you may act either as principal for your own account or as agent for your customer. If you act as principal for your own account in purchasing shares for resale to us, you agree to pay your customer not less than nor more than the repurchase price which you receive from us. If you act as agent for your customer in selling shares to us, you agree not to charge your customer more than a fair commission for handling the transaction.

7. You shall not withhold placing with us orders received from your customers so as to profit yourself as a result of such withholding.

8.  We will not accept from you any conditional orders for shares.

9. If any shares sold to you under the terms of this agreement are repurchased by a Fund, or are tendered for redemption, within seven business days after the date of our confirmation of the original purchase by you, it is agreed that you shall forfeit your right to any commissions on such sales even though the shareholder may be charged a contingent deferred sales charge by the Fund.

    We will notify you of any such repurchase or redemption within the next ten business days after the date on which the certificate or written request for redemption is delivered to us or to the Fund, and you shall forthwith refund to us the full amount of any commission you received on such sale. We agree, in the event of any such repurchase or redemption, to refund to the Fund any commission we retained on such sale and, upon receipt from you of the commissions paid to you, to pay such commissions forthwith to the Fund.

10. Shares sold to you hereunder shall not be issued in certificate form or otherwise until payment has been received by the Fund concerned. If transfer instructions are not received from you within 15 days after our acceptance of your order, the Company reserves the right to instruct the transfer agent for the Fund concerned to register a certificate for the shares sold to you in your name and forward such certificate to you. You agree to hold harmless and indemnify the Company, the Fund and its transfer agent for any loss or expense resulting from such registration.

11. No person is authorized to make any representations concerning shares of the Funds except those contained in the current applicable prospectuses and in sales literature issued by us supplemental to such prospectuses. In purchasing shares from us you shall rely solely on the representations contained in the appropriate prospectus and in such sales literature. We will furnish additional copies of the current prospectuses and such sales literature and other releases and information issued by us in reasonable quantities upon request. You agree that you will in all respects duly conform with all laws and regulations applicable to the sale of shares of the Funds and will indemnify and hold harmless the Funds, their directors and trustees and the Company from any damage or expenses on account of any wrongful act by you, your representatives, agents or sub-agents in connection with any orders or solicitation of orders of shares of the Funds by you, your representatives, agents or sub-agents.

12. Each party hereto represents that it is a member of the National Association of Securities Dealers, Inc., and agrees to notify the other should it cease to be a member of such Association and agrees to the automatic termination of this agreement at that time. It is further agreed that all rules or regulations of said Association now in effect or hereafter adopted, which are binding upon underwriters and dealers in the distribution of the securities of open-end investment companies, shall be deemed to be a part of this agreement to the same extent as if set forth in full herein.

13. You will not offer the Funds for sale in any State where they are not qualified for sale under the Blue Sky Laws and regulations of such State or where you are not qualified to act as a dealer, except for States in which they are exempt from qualification.

14. This agreement supersedes and cancels any prior agreement with respect to the sales of shares of any of the Funds underwritten by the Company and the Company reserves the right to amend this agreement at any time and from time to time.

15. This agreement shall be effective upon acceptance by us in Boston, Massachusetts and all sales hereunder are to be made, and title to shares of the Funds shall pass, in Boston. This agreement is made in the Commonwealth of Massachusetts and shall be interpreted in accordance with the laws of Massachusetts.

16. All communications to the Company should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

17. Either party may terminate this agreement at any time by written notice to the other party.





Signed:                               Accepted:

----------------------------------    Boston, MA (USA) as of June 1, 1995
     Dealer or Broker Name

----------------------------------    KEYSTONE INVESTMENT DISTRIBUTORS COMPANY
           Address                    200 Berkeley Street, Boston, MA 02116-5034

----------------------------------    -----------------------------------------
        Authorized Signature                      Authorized Signature